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                                                                   EXHIBIT 10.26

                              SECOND AMENDMENT TO
                              -------------------
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This Second Amendment to Loan and Security Agreement (the "First Amendment") is made as of the 13th day of March, 2001 by and among

     Back Bay Capital Funding, LLC (the "Lender"), a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts, and

     Harry's Farmers Market, Inc. (the "Borrower") a Georgia corporation with its principal executive offices at 1180 Upper Hembree Road, Roswell, Georgia 30076 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                  WITNESSETH
                                  ----------

     WHEREAS, the Lender and the Borrower has entered into a Loan and Security Agreement dated as of December 2, 1999 (as amended and in effect, the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Lender modify and amend certain provisions of the Loan Agreement and the Lender is willing to do so on the terms set forth herein.

     NOW THEREFORE, it is hereby agreed as follows:

     1.  Definitions: All capitalized terms used herein and not otherwise
         -----------
defined shall have the same meaning herein as in the Loan Agreement.

     2.  Amendment to Article 7: The provisions of Article 7 of the Loan
         ----------------------
Agreement are hereby amended as follows:

     a. The provisions of Section 7-3(b) of the Loan Agreement are hereby amended by adding the following at the end thereof:

               (vi) Provide the Lender, on or before March 8, 2001, with a copy of (A) a duly executed contract with an investment banker (an "Investment Banker") regarding the solicitation and consummation of a Liquidity Event (defined below), reasonably satisfactory in form and substance to the Lender and (B) "teaser memorandum" prepared by the Investment Banker. As used herein, the term "Liquidity Event" means, without limitation, a sale, merger, refinancing, or recapitalization of the Borrower and/or any or all of its assets.
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               (vii)  Provide the Lender, on or before March 8, 2001, with an offering memorandum prepared by the Investment Banker in final form for distribution to Persons who may potentially be interested in consummating a Liquidity Event.

               (viii) Promptly provide the Lender with copies of (A) all material correspondence and other material communications, and
               (B) all offers, counteroffers, letters of intent, and definitive agreements, with respect to any Liquidity Events (including drafts, executed documents, and any amendments or modifications thereof.)

     b. The provisions of Section 7-6(a) of the Loan Agreement are hereby amended by deleting the provisions of clause (iv) and substituting the following in its stead:

               (iv) A summary aging of the Borrower's and its Subsidiaries' accounts payable, including a separate listing of payables due to vendors of perishable goods.

     3.  Amendment to Exhibits. The provisions of Exhibit 7-12 to the Loan
         ---------------------
Agreement are hereby amended as follows:

     a. The provisions of clause (a) are hereby deleted in their entirety and the following substituted in their stead:

         The Borrower and its Subsidiaries shall not make or incur Capital Expenditures in excess of the following amounts for the following periods:

               Fiscal Year Ending            Maximum Capital Expenditures
               January 2000                  $1,200,000.00
               January 2001                  $  800,000.00
               January 2002                  $1,000,000.00

     b. The EBITDA requirements set forth in clause (c) for the period ending January, 2001 shall not be tested until the earlier of the date that the Lender received the Borrower's annual financial statements or April 30, 2001.

     4.  Limited Consent. Notwithstanding any provisions of the Loan Agreement
         ---------------
to the contrary, the Lender hereby consents to the Borrower's entering into a Lease for certain premises located at Lot 129 of 7th District, Peachtree City, Georgia. This consent relates only to such location and the Borrower may not commit to or open any other new location without the Lender's prior written consent.
                                      -2-
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     5.  Condition to Effectiveness. This Second Amendment shall not be
         --------------------------
effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

     a. This Second Amendment shall have been duly executed and delivered by the Borrower and the Lender. The Lender shall have received a fully executed copy hereof.

     b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Second Amendment shall have been duly and effectively taken. The Lender shall have received from the Borrower true copies of its certificate of the resolutions authorizing the transactions described herein, each certified by its secretary or other appropriate officer to be true and complete.

     c. The Borrower shall have paid the Lender an amendment fee in the sum of $5,000.00. The amendment fee shall be fully earned on the execution hereof and shall not be subject to refund or rebate under any circumstances.

     d. No default or Event of Default shall have occurred and be continuing, after giving effect to this Second Amendment.

     e. The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and its counsel may have reasonably requested.

     6.  Miscellaneous.
         -------------

     a. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained. The Borrower acknowledges and agrees that it does not have any offsets, defenses, or counterclaims against the Lender with respect to the Loan Agreement and other Loan Documents, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Borrower hereby WAIVES and RELEASES same. The Borrower shall execute
                         ------     --------
         and deliver to the Lender such releases as the Lender may request to confirm the foregoing.

     b. The Borrower shall pay all costs and expenses incurred by the Lender in connection with this Second Amendment, including, without limitation, all reasonable attorneys' fees.

                                      -3-
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     c.  This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

     d. This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and their seals to be hereto affixed as the date first above written.


                                           HARRY'S FARMERS MARKET, INC.
                                                   ("Borrower")

                                           By: /s/ Harry A. Blazer
                                               ------------------------

                                  Print Name:  Harry A. Blazer
                                               ------------------------

                                       Title:  President and CEO
                                               ------------------------

                                           BACK BAY CAPITAL FUNDING LLC
                                                     ("Lender")

                                           By: /s/ Joseph V. Balsamo
                                               ------------------------

                                  Print Name:  Joseph V. Balsamo
                                               ------------------------

                                       Title:  Director
                                               ------------------------


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